UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 29, 2017

Shenandoah Telecommunications Company
(Exact Name of Registrant as Specified in Charter)

Virginia	000-09881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Shentel Way P.O. Box 459, Edinburg, Virginia 22824
(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On November 29, 2017, Shenandoah Telecommunications Company (the “Company”) issued a press release announcing that James F. Woodward has joined the Company as Senior Vice President-Finance and Chief Financial Officer replacing Adele Skolits who left the Company on November 7, 2017.

        Mr. Woodward, age 57, served as Senior Vice President – Finance and Chief Financial Officer of Media General, Inc. from 2011-2017 and also held several other management positions at Media General, Inc. from 1983-2011. Media General, Inc. was a publicly traded leading provider of proprietary local news and information over multiple media platforms throughout the Southeastern United States until it was sold to Nexstar Broadcasting in 2017.

        Mr. Woodward will receive an initial base salary of $400,000. In addition, Mr. Woodward will be eligible to participate in the Company’s annual cash bonus plan with an initial target bonus of 60% of his base salary. Subject to final approval by the Company’s Board of Directors at its next regularly scheduled meeting, Mr. Woodward will receive an initial equity award of approximately $250,000 comprised of equal parts of time-based incentive stock options and restricted stock units with the exact number of shares to be decided based on the market price at the time of Board approval. Mr. Woodward will also be eligible for future annual equity awards as and when considered for other executives of the Company. Mr. Woodward will also be entitled to participate in the Company’s medical, dental, 401(k) and other standard benefit plans as generally available to Company employees.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits Index

Exhibit No.	Description
99.1	Press Release Issued November 29, 2017 by Shenandoah Telecommunications Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company

Date: November 29, 2017	By:	/s/ Raymond B. Ostroski
Raymond B. Ostroski
Vice President – Legal and General Counsel (Duly Authorized Officer)